                                                                   Exhibit 10.13

                  COMPLETION GUARANTOR SUBORDINATION AGREEMENT
                           (Senior Subordinated Notes)

                  COMPLETION GUARANTOR SUBORDINATION AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of October 30, 1998, among HARRAH'S ENTERTAINMENT, INC., a Delaware corporation ("HET"), HARRAH'S OPERATING COMPANY, INC., a Delaware corporation ("HOCI" and, together with HET, the "Completion Guarantors" and each a "Completion Guarantor"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (together with any successor, the "Trustee") under the Indentures (as defined below). Except as otherwise defined herein, terms used herein and defined in the Indentures referred to below are used herein as so defined.

                                    RECITALS

                  A. Harrah's Jazz Company, a Louisiana general partnership ("HJC"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on November 22, 1995, which case is now pending in the United States Bankruptcy Court for the Eastern District of Louisiana, Case No. 95-14545.

                  B. HJC has submitted and the Bankruptcy Court has confirmed a plan of reorganization (the "Plan") in connection with that certain voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code.

                  C. As contemplated by the Plan, Jazz Casino Company, L.L.C., a Louisiana limited liability company (the "Company"), has succeeded to all the rights and obligations of HJC.

                  D. Contemporaneously herewith, pursuant to the Plan, the Company, JCC Holding Company, a Delaware corporation ("JCC Holding"), JCC Development, L.L.C., FP Development, L.L.C., CP Development, L.L.C. and the Trustee, as trustee, have entered into (i) that certain indenture, pursuant to which the Company has issued $187,500,000 principal amount of its Senior Subordinated Notes due 2009 with Contingent Payments (as may be amended, modified, renewed, restated, supplemented or refinanced from time to time, the "New Bonds"), and (ii) that certain indenture (and together with the indenture for the New Bonds, as each may be modified from time to time, the "Indentures") pursuant to which the Company has issued its Senior Subordinated Contingent Notes due 2009 (as may be amended, modified, renewed, restated, supplemented or refinanced from time to time, the "New Contingent Bonds" and, together with the New Bonds, the "Senior Subordinated Notes" and, together with the Indentures, the Collateral Documents (as defined in the Indentures) and all other documents and agreements relating thereto, being hereinafter called the "Senior Subordinated Notes Documents").

                  E. Contemporaneously herewith the Company, JCC Holding, as guarantor, the lenders (the "Lenders") from time to time party thereto, and Bankers Trust Company, as Administrative Agent (together with any successor agent, the "Administrative Agent"), have entered into that certain Credit Agreement (the "Credit Agreement"), pursuant to the Plan, providing for a senior secured term loan in the amount of Sixty Million Dollars ($60,000,000), a secured term loan in the amount of One Hundred Fifty-One Million Five Hundred Thousand Dollars ($151,500,000), and a revolving loan facility including Swingline Loans and Letters of Credit (each as defined in the Credit Agreement) drawn under such revolving loan facility in an amount not to exceed Twenty Five Million Dollars ($25,000,000) at any time outstanding.

                  F. Pursuant to the Plan, the Completion Guarantors (a) have entered into (i) that certain Notes Completion Guarantee in favor of the Trustee (as amended, modified or supplemented from time to time, the "Notes Completion Guarantee"), (ii) that certain LGCB Completion Guarantee in favor of the Louisiana Gaming Control Board (the "LGCB") (as amended, modified or supplemented from time to time, the "LGCB Completion Guarantee"), (iii) that certain Bank Completion Guarantee in favor of the Administrative Agent (as amended, modified or supplemented from time to time, the "Bank Completion Guarantee"), and (iv) that certain City/RDC Completion Guarantee in favor of Rivergate Development Corporation ("RDC") and the City of New Orleans (the "City") (as amended, modified or supplemented from time to time, the "City/RDC Completion Guarantee"), and (b) may in the future enter into one or more completion or other guarantees in support of the obligations of the Company (with all completion and other guarantees described in this paragraph being herein collectively called the "Completion Guarantees").

                  G. Any amounts advanced or paid pursuant to the Completion Guarantees (such amounts are referred to herein as "Completion Guarantee Payments") will be loans (together with all other amounts owing to the Completion Guarantors under the Completion Loan Agreement (as defined below), the "Completion Loans") from the Completion Guarantors to the Company under that certain Amended and Restated Completion Loan Agreement entered into by and among the Company, HET and HOCI pursuant to the Plan (as amended, modified or supplemented from time to time and together with the exhibits thereto, the "Completion Loan Agreement").

                  H. Pursuant to that certain Amended and Restated Construction Lien Indemnity Obligation Agreement entered into by and between the Company and HOCI pursuant to the Plan (as amended, modified or supplemented from time to time, the "Construction Lien Indemnity Obligation Agreement"), the Company has agreed to pay to HOCI any amounts advanced (the "Construction Lien Indemnity Advances") by HOCI under that certain Amended and Restated Construction Lien Indemnity Agreement entered into by and among the Company, HOCI and First American Title Insurance Company pursuant to the Plan (the "Construction Lien Indemnity Agreement").

                  I. The Trustee desires that the Completion Guarantors enter into this Agreement in respect of all Completion Loans, all Construction Lien Indemnity Advances and any other amounts whatsoever at any time owing by the Company to either or both Completion Guarantors, together with all principal, interest, fees, indemnities and other amounts owing with respect thereto, are herein called the "Subordinated Obligations."

                  J. In furtherance of the purposes of the Completion Loan Agreement, (i) the Company has assigned to the Completion Guarantors certain of the Company's rights under certain contracts and other agreements to which the Company is a party, certain lien payment bonds, performance bonds and plans and specifications and to certain permits, consents, licenses, authorizations and approvals relating to such contracts and agreements (the "Assigned Interests"), and (ii) the City and RDC have granted the Completion Guarantors certain rights of use (the "Rights of Use") in respect of the real property comprising the Casino premises pursuant to an Entry Agreement (as defined in the Completion Loan Agreement) entered into by and among the City, RDC, HET and HOCI pursuant to the Plan.

                  K. Pursuant to the Security Agreement, the Company has granted to the Collateral Agent for the benefit of the Senior Subordinated Noteholders (as defined below) of the Senior Subordinated Notes a perfected lien on, and security interest in, the Assigned Interests.

                  L. The Collateral Agent (for the benefit of the Senior Subordinated Noteholders) is the holder of that certain Act of Mortgage and Collateral Assignment (as renewed, amended, modified, replaced, restated, supplemented, or extended from time to time, the "Mortgage") executed by the Company pursuant to the Plan in respect of inter alia, the Company's leasehold estate in certain real property comprising the Casino premises and also subject to the Rights of Use.

                  M. As a condition to the issuance of the Senior Subordinated Notes, the parties hereto (including the Completion Guarantors) are required to execute and deliver this Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         1. SUBORDINATION

         1.1. Definitions. For purposes of this Agreement, the term "Senior Subordinated Noteholders" shall mean the Holders (as defined in the Indentures) from time to time of the Senior Subordinated Notes, and the term "Senior Subordinated Notes Obligations" shall mean (a) the principal of, and premiums, if any, and interest (including Contingent Payments) on the New Bonds and the Contingent Payments due and payable in accordance with the terms of the New Contingent Bonds and (b) all other Obligations (as defined in the Indentures) of the Company under the Indentures to the Senior Subordinated Noteholders.

         1.2. Subordination of Liabilities

                  (a) Each Completion Guarantor, for itself, its successors and assigns, covenants and agrees that the payment of the Subordinated Obligations is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Subordinated Notes Obligations. The provisions of this Section 1 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become or continue to remain Senior Subordinated Noteholders and such provisions are made for the benefit of the Senior Subordinated Noteholders and such Senior Subordinated Noteholders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

                  (b) In the event of any payment default under Sections 7.1(1) and (2) of the Indentures, any acceleration of the Senior Subordinated Notes or declaration of an Event of Default under Section 7.2 of the Indentures, or the bankruptcy of the Company, any payments by the Company or any representative of the Company shall be applied in the following order, subject to the rights of the LGCB under the Casino Operating Contract, the RDC under the Lease, and any other creditor, as their interests may appear: (i) reimbursement of all management expenses incurred in accordance with the Management Agreement; (ii) amounts as set forth in Section 11 of that certain Intercreditor Agreement among HET, HOCI, Bankers Trust Company, Norwest Bank Minnesota, National Association, as trustee, and the other parties named therein (as amended from time to time);
(iii) any credit enhancement fee due and payable to HET or an Affiliate of HET pursuant to that certain Credit Enhancement Fee Agreement entered into by and among the Company and HOCI pursuant to the Plan; (iv) Base Fee and Termination Fee pursuant to and as defined in the Management Agreement; (v) interest due on the Convertible Junior Subordinated Debentures (as defined in the Plan); (vi) principal due on the Convertible Junior Subordinated Debentures; (vii) interest due on any amounts advanced under the Subordinated Credit Facility, the Indemnity Agreement and the Completion Loan Agreement (each as defined in the Indentures) on a pari passu basis; (viii) principal due on the Subordinated Credit Facility, the Indemnity Agreement and the Completion Loan agreement on a pari passu basis; and (ix) Incentive Fee pursuant to and as defined in the Management Agreement; provided that the amounts described in clauses (iii) and
(iv) above shall be senior to any Contingent Payments on the New Bonds and the New Contingent Bonds.

         1.3. Company Not to Make Payments with Respect to Subordinated Obligations in Certain Circumstances

                  (a) Until all Senior Subordinated Notes Obligations shall have been paid in full in cash, no payment or distribution of any kind or character (whether in cash, property, securities or otherwise) shall be made in respect of any Subordinated Obligations other than any payments expressly permitted to be made or not restricted under Section 5.3 of the Indentures.

                  (b) In the event that (i) the Company or any of its Subsidiaries shall make any payment to any Completion Guarantor on account of the Subordinated Obligations which is not permitted by subsection (a) of this
Section 1.3, or (ii) any Completion Guarantor receives any payment or distribution from any enforcement or other action against the Collateral, such payment shall be held by any such Completion Guarantor in trust for the benefit of the Senior Subordinated Noteholders, and shall be paid forthwith over and delivered to the Trustee, for application to the payment of all Senior Subordinated Notes Obligations remaining unpaid to the extent necessary to pay all Senior Subordinated Notes Obligations in full in cash in accordance with the terms of the Senior Subordinated Notes Documents after giving effect to any concurrent payment or distribution to or for the Senior Subordinated Noteholders.

         1.4. Subordination to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company (including any assets constituting Collateral (as defined in the Indentures)) upon dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) the Senior Subordinated Noteholders shall first be entitled to receive payment in full in cash of all Senior Subordinated Notes Obligations (including, without limitation, post-petition interest at the rate provided in the Senior Subordinated Notes Documents whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before any Completion Guarantor is entitled to receive any payment of any kind or character with respect to any Subordinated Obligations, other than any payments permitted under Section 5.3 of the Indentures;

                  (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property, securities or otherwise to which any Completion Guarantor would be entitled except for the provisions of this Section 1.4, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the Senior Subordinated Noteholders or to the Trustee to the extent necessary to make payment in full in cash of all Senior Subordinated Notes Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Subordinated Noteholders; and

                  (c) in the event that, notwithstanding the foregoing provisions of this Section 1.4, any payment or distribution of assets of the Company of any kind or character, whether in cash, property, securities or otherwise, shall be received by any Completion Guarantor on account of Subordinated Obligations before all Senior Subordinated Notes Obligations are paid in full in cash, which payment or distribution is not permitted by preceding subsections (a) and (b) of this Section 1.4, such payment or distribution shall be received and held in trust for and shall be paid over to the Senior Subordinated Noteholders or to the Trustee for application to the payment of such Senior Subordinated Notes Obligations until all Senior Subordinated Notes Obligations shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the Senior Subordinated Noteholders.

         1.5. Effect of Subordination on Obligations Pursuant to Completion Loan Agreement and Construction Lien Indemnity Agreement. Each Completion Guarantor hereby agrees for the benefit of the Company and the Senior Subordinated Noteholders that, to the extent and so long as any payment of Subordinated Obligations is not permitted to be made pursuant to the provisions of this
Section 1, then, and notwithstanding anything to the contrary contained in the Completion Loan Agreement or the Construction Lien Indemnity Agreement, the respective Subordinated Obligations shall not be payable by the Company until they are permitted to be paid in accordance with the terms of this Section 1. To the extent that any such Subordinated Obligations are not payable by the Company pursuant to this Section 1, the Completion

Guarantors shall forbear from exercising any right to accelerate the Company's obligations under the Completion Loan Agreement or the Construction Lien Indemnity Obligation Agreement as a result thereof so long as the Indentures or this Agreement shall continue to prohibit the Company from making such payments. Without limiting the foregoing, no action shall be taken by any Completion Guarantor to enforce the payment of any Subordinated Obligations by the Company until all Senior Subordinated Notes Obligations shall have been paid in full in cash.

         1.6. Subrogation. After all Senior Subordinated Notes Obligations have been paid in full in cash, each Completion Guarantor shall have and be entitled to all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Agreement with respect to the claims of the Senior Subordinated Noteholders against the Company or any other guarantor of the Senior Subordinated Notes Obligations.

         1.7. Subordination Rights Not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of any Senior Subordinated Noteholder or the Trustee to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such Senior Subordinated Noteholder, or by any noncompliance by the Company with the terms and provisions of the Completion Loan Agreement or the Construction Lien Indemnity Agreement regardless of any knowledge thereof which any such Senior Subordinated Noteholder may have or be otherwise charged with. The Senior Subordinated Noteholders or the Trustee may, without in any way affecting the obligations of any Completion Guarantor with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Subordinated Notes Obligations or amend, modify or supplement any of the Senior Subordinated Notes Documents or exercise or refrain from exercising any other of their rights under the Senior Subordinated Notes Documents including, without limitation, the waiver of default thereunder and the release of any collateral securing the Senior Subordinated Notes Obligations, all without notice to or assent from any Completion Guarantor.

         2. OTHER RESTRICTED PAYMENTS; SUBORDINATED RIGHTS

         2.1. In addition to the provisions of the preceding Section 1, until all Senior Subordinated Notes Obligations have been repaid in full in cash, the Completion Guarantors shall not, and shall not permit any of their Subsidiaries to, receive any Restricted Payment in violation of the provisions of the Indentures (including, without limitation, Section 5.3 thereof).

         2.2. In the event that, notwithstanding the provisions of the preceding
Section 2.1 of this Section 2, the Completion Guarantors or any of their Subsidiaries shall receive any payment not permitted to be received by them pursuant to said Section 2.1, such payment shall be held by such Completion Guarantor or its respective Subsidiary in trust for the benefit of the Senior Subordinated Noteholders, and shall be paid forthwith and delivered (with the Completion Guarantors hereby agreeing to pay such amount over), to the Trustee for application to the payment of all Senior Subordinated Notes Obligations remaining unpaid to the extent necessary to pay all Senior Subordinated Notes Obligations in full in cash after giving effect to any concurrent payment or distribution to the Senior Subordinated Noteholders.

         2.3. Each Completion Guarantor, for itself, its successors and assigns, covenants and agrees that (i) its rights as assignee of the Assigned Interests are subject to the prior security interest granted in such Assigned Interests under the Shared Security Documents to the Senior Subordinated Noteholders and
(ii) its rights under the Rights of Use are subject in all respects to the Shared Security Documents. The priorities set forth herein with respect to the Assigned Interests and the Rights of Use are applicable irrespective of (a) the time, order or method of attachment or perfection or recording thereof or of any financing statements or (b) whether or not the Collateral Agent, the Trustee or any Senior Subordinated Noteholder has a perfected security interest in the Assigned Interests.

         2.4. Until all Senior Subordinated Notes Obligations shall have been paid in full in cash no Completion Guarantor shall take any action whatsoever (including any remedial action) to exercise or enforce its rights and remedies in respect of any Assigned Interests or the Rights of Use, provided that in order to satisfy its obligations under any Completion Guarantee and so long as the Completion Guarantors are not in default under the Notes Completion Guarantee, the Completion Guarantors may exercise any of their rights in respect of the Assigned Interests and the Rights of Use in order to cause the completion of the Casino (it being understood and agreed that the exercise by the Completion Guarantors of such rights shall continue to be subject to the subordination provisions of this Agreement).

         3. AMENDMENT. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the Trustee and each Completion Guarantor.

         4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PRINCIPLES.

         5. THIRD PARTY BENEFICIARIES. This Agreement is entered into for the benefit of the Senior Subordinated Noteholders, and may not be amended or modified in any respect, or terminated, without the consent of the Trustee or that percentage of the Senior Subordinated Noteholders required to amend the Indentures pursuant to the terms of the Indentures. The provisions of this Agreement are continuing provisions and all Senior Subordinated Notes Obligations to which they apply shall conclusively be presumed to have been created in reliance thereon. Except to the extent provided in Section 1.5 hereof, this Agreement is not entered into for the benefit of the Company, and the Company shall not be a third party beneficiary of this Agreement. Except as otherwise expressly set forth herein, no provision of this Agreement shall be deemed to modify, or release the Company from, any of its obligations pursuant to the Completion Loan Agreement or the Construction Lien Indemnity Obligation Agreement or to grant the Company any additional rights under the Completion Loan Agreement or the Construction Lien Indemnity Obligation Agreement.

         6. TERMINATION. This Agreement shall terminate on the first to occur of
(i) the termination of the Indentures and satisfaction of all obligations to the Senior Subordinated Noteholders thereunder or (ii) the termination of the Notes Completion Guarantee and satisfaction of all obligations to HET, HOCI and the Trustee thereunder and the obligations of the Completion Guarantors under this Agreement (so long as, in the case of both clauses (i) and (ii) above, the satisfaction of said obligations does not violate the terms of this Agreement).

         7. COMPLETION LOAN AGREEMENT

         7.1. Notwithstanding anything to the contrary contained in the Completion Loan Agreement, the Completion Guarantors hereby waive all rights to take any action in respect of a default by the Company under Section 9 of the Completion Loan Agreement, during any period in which the payment of the Subordinated Obligations is prohibited under the terms of this Agreement.

         7.2. Notwithstanding anything to the contrary contained in the Completion Loan Agreement, the Completion Guarantors subordinate to the Lien granted by the Company to the Senior Subordinated Noteholders all rights granted or purported to be granted by the Company to the Completion Guarantors pursuant to the Completion Loan Agreement in any policies of insurance for or revenues from the Casino (collectively, the "Assigned Proceeds").

         7.3. Each Completion Guarantor, for itself, its successors and assigns, covenants and agrees that its rights as assignee of the Assigned Proceeds are subject to the prior security interest granted in such Assigned Proceeds under the Shared Security Documents to the Senior Subordinated Noteholders. The priorities set forth herein with respect to the Assigned Proceeds are applicable irrespective of (i) the time, order or method of attachment or perfection or recording thereof or of any financing statements or (ii) whether or not the Collateral Agent, the Trustee or any Holder has a valid or perfected security interest in the Collateral (as defined in the Indentures), including the Assigned Proceeds.

         7.4. Until all Senior Subordinated Notes Obligations shall have been paid in full in cash, no Completion Guarantor shall take any action whatsoever (including any remedial action) to exercise or enforce its rights and remedies in respect of any Assigned Proceeds, provided that in order to satisfy its obligations under any Completion Guarantee and so long as the Completion Guarantors are not in default under the Notes Completion Guarantee, the Completion Guarantors may exercise any of their rights in respect of the Assigned Proceeds in order to cause the completion of the Casino (it being understood and agreed that the exercise by the Completion Guarantors of such rights shall continue to be subject to the subordination provisions of this Agreement).

         7.5. The subordination and other provisions of this Agreement apply only to the Subordinated Obligations and shall have no effect on the rights of HET and HOCI pursuant to the HET/JCC Agreement (as defined in the Indentures).

         8. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                  (a)      if to HET or HOCI, at:

                                  Harrah's Entertainment, Inc.
                                  Harrah's Operating Company, Inc.
                                  1023 Cherry Road
                                  Memphis, Tennessee  38117
                                  Attention: General Counsel

                  with a copy to the Corporate Secretary at the same address

                  (b)      if to the Company, at:

                                  Jazz Casino Company, L.L.C.
                                  512 South Peters Street
                                  New Orleans, Louisiana  70130
                                  Attention:  President

                  (c)      if to the Trustee, at:

                                  Norwest Bank Minnesota, National Association
                                  Norwest Center
                                  6th and Marquette
                                  Minneapolis, Minnesota 55479-0069
                                  Attention: Corporate Trust Department

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.



                            [Signature page follows]

                  IN WITNESS WHEREOF, the Trustee and each Completion Guarantor have caused this Agreement to be duly executed and delivered as of the date first written above.

                                           HARRAH'S ENTERTAINMENT, INC., a
                                           Delaware corporation


                                           By: /s/  George W. Loveland, II
                                              ----------------------------------
                                           Name:    George W. Loveland, II
                                                --------------------------------
                                           Title:   Vice President
                                                 -------------------------------


                                           HARRAH'S OPERATING COMPANY, INC., a
                                           Delaware corporation


                                           By: /s/  George W. Loveland II
                                              ----------------------------------
                                           Name:    George W. Loveland II
                                                --------------------------------
                                           Title:   Vice President
                                                 -------------------------------


                                           NORWEST BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Trustee


                                           By: /s/  Raymond S. Haverstock
                                              ----------------------------------
                                           Name:    Raymond S. Haverstock
                                                --------------------------------
                                           Title:   Vice President
                                                 -------------------------------


Acknowledged and agreed to by:

JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company


By: /s/  Frederick W. Burford
   -----------------------------------
Name:    Frederick W. Burford
     ---------------------------------
Title:   President
      --------------------------------





                                SIGNATURE PAGE TO
                       COMPLETION GUARANTOR SUBORDINATION
                      AGREEMENT (Senior Subordinated Notes)

STATE OF NEW YORK


COUNTY/PARISH OF NEW YORK



                  BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared George W. Loveland II , who acknowledged himself to be Authorized Representative of Harrah's Entertainment, Inc., a Delaware corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                   /s/ Jorge Jacob Jose
                                   ------------------------------------
                                       Notary Public


                                       [Notarial Seal]


                                    My Commission expires:







                                ACKNOWLEDGMENT TO
                       COMPLETION GUARANTOR SUBORDINATION
                      AGREEMENT (Senior Subordinated Notes)

STATE OF NEW YORK

COUNTY/PARISH OF NEW YORK




                 BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared Raymond S. Haverstock, who acknowledged himself to be Vice President of Norwest Bank Minnesota, National Association, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                     /s/ Ann K. Mallari
                                     ------------------------------------
                                         Notary Public


                                         [Notarial Seal]


                                      My Commission expires:







                                ACKNOWLEDGMENT TO
                       COMPLETION GUARANTOR SUBORDINATION
                      AGREEMENT (Senior Subordinated Notes)

STATE OF NEW YORK

COUNTY/PARISH OF NEW YORK



                  BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared George W. Loveland, who acknowledged himself to be Authorized Representative of Harrah's Operating Company, Inc., a Delaware corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      /s/ Jorge Jacob Jose
                                      ------------------------------------
                                          Notary Public


                                          [Notarial Seal]


                                       My Commission expires:





                                ACKNOWLEDGMENT TO
                       COMPLETION GUARANTOR SUBORDINATION
                      AGREEMENT (Senior Subordinated Notes)

STATE OF NEW YORK

COUNTY/PARISH OF NEW YORK



                  BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared Frederick W. Burford, who acknowledged himself to be President of Jazz Casino Company, L.L.C., a Louisiana limited liability company, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer on behalf of such company.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/ Daniel E. Davillier
                                       ------------------------------------
                                           Notary Public



                                           [Notarial Seal]

                                       My Commission expires:




                                ACKNOWLEDGMENT TO
                       COMPLETION GUARANTOR SUBORDINATION
                      AGREEMENT (Senior Subordinated Notes)